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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246_
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

BLUEPRINT GROWTH FUND

Investor Class (BLUPX)

Institutional Class (BLUIX)

Semi-Annual Report

August 31, 2020

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-983-4525 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-983-4525. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

BLUEPRINT GROWTH FUND
LETTER TO SHAREHOLDERS	October 23, 2020

Dear Shareholders,

We hope this letter finds you safe and healthy as we all continue to adjust to these unprecedented times. Going through this uncertainty together makes us even more appreciative to have you as a shareholder. As you know the Blueprint Growth Fund had its inception on March 31, 2020. This Semi-Annual Shareholder Report will cover the period from inception to August 31.

The Blueprint Growth Fund began in a defensive posture due to the Q1 decline in equity markets. During the Fund’s second quarter ended on May 31, reversing equity market trends from negative to positive served as the catalyst for the Fund to build equity exposure to participate in the recovery. As the global economy slowly rebounded, equity market trends accelerated in the third quarter. Consequently, the Fund continued to add exposure, resuming its full equity allocation going into July. The result was two months (July, August) of 4%+ returns which outpaced the Fund’s benchmark and generated outperformance during the most recent quarter as well.

As of August 31, the Institutional Class of the Fund is up 14.3% since inception versus the Morningstar Global Allocation Total Return Index (the Fund’s benchmark) return of 21.5%. The chief difference between the Fund’s performance and the benchmark is the Fund’s focus on downside protection, which drove its initially defensive stance at the time of inception on March 31. Like the benchmark, the top Fund performers are from equity markets, namely the iShares Core S&P Total Market ETF, the iShares Core MSCI Emerging Market ETF and iShares Core MSCI Total International ETF. Lagging performers are from Fixed Income asset classes such as SPDR Portfolio Long-Term Treasury ETF and iShares Treasury Bond ETF.

Looking ahead, the biggest drivers are likely to be the following:

●	The ability of policymakers and the Fed to remain accommodative to economic recovery.

●	COVID cases and the continued progress on a vaccine.

●	Uncertainty about the U.S. elections in November.

●	Relations between the U.S. and China.

Any one of these items could significantly impact both the economy and financial markets but a combination of factors along with normal, seasonal volatility could have far-reaching impacts. A successful vaccine along with a smooth transition from the election cycle to our next administration, whether the incumbent or a new regime, could provide fuel for strong uptrends. While the Blueprint Growth Fund is not designed to respond to every gyration in the market, we are confident that the time-tested processes for reacting to material changes in direction will provide superior long-term performance in a path that is more palatable for shareholders.

Thank you for your continued confidence and support of the Blueprint Growth Fund.

Best,

Jon Robinson	Brandon Langley

Blueprint Fund Management, LLC
www.blueprintmutualfunds.com

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-983-4525.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.blueprintmutualfunds.com or call 1-866-983-4525 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31st, 2020, please see the Schedule of Investments section of the semi-annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

BLUEPRINT GROWTH FUND
PORTFOLIO INFORMATION
August 31, 2020 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings
Security Description	% of Net Assets
iShares Core S&P Total U.S. Stock Market ETF	26.9%
Vanguard FTSE Developed Markets ETF	14.8%
iShares Core MSCI Emerging Markets ETF	14.6%
iShares Gold Trust	4.9%
iShares Core MSCI Total International Stock ETF	4.7%
iShares TIPS Bond ETF	4.6%
iShares Core International Aggregate Bond ETF	3.5%
iShares Core Total USD Bond Market ETF	3.2%
Apple, Inc.	2.6%
Microsoft Corporation	2.3%

BLUEPRINT GROWTH FUND SCHEDULE OF INVESTMENTS August 31, 2020 (Unaudited)
COMMON STOCKS — 17.6%	Shares	Value
Communications — 2.8%
Cable & Satellite — 0.2%
Charter Communications, Inc. - Class A (a)	25	$15,391
Comcast Corporation - Class A	263	11,785
		27,176
Entertainment Content — 0.1%
Walt Disney Company (The)	98	12,923

Internet Media & Services — 2.4%
Alphabet, Inc. - Class A (a)	52	84,735
Alphabet, Inc. - Class C (a)	50	81,709
Booking Holdings, Inc. (a)	2	3,821
Facebook, Inc. - Class A (a)	394	115,521
Netflix, Inc. (a)	75	39,717
		325,503
Telecommunications — 0.1%
Verizon Communications, Inc.	249	14,758

Consumer Discretionary — 2.7%
Apparel & Textile Products — 0.2%
NIKE, Inc. - Class B	218	24,392

Automotive — 0.0% (b)
Ford Motor Company	104	710
General Motors Company	32	948
		1,658
E-Commerce Discretionary — 1.8%
Amazon.com, Inc. (a)	70	241,567

Leisure Facilities & Services — 0.1%
McDonald’s Corporation	41	8,754
Starbucks Corporation	32	2,703
		11,457
Retail - Discretionary — 0.6%
Home Depot, Inc. (The)	192	54,728

BLUEPRINT GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 17.6% (Continued)	Shares	Value
Consumer Discretionary — 2.7% (Continued)
Retail - Discretionary — 0.6% (Continued)
Lowe’s Companies, Inc.	129	$21,245
		75,973
Consumer Staples — 0.9%
Beverages — 0.1%
Coca-Cola Company (The)	118	5,845
PepsiCo, Inc.	88	12,325
		18,170
Food — 0.1%
Kraft Heinz Company (The)	35	1,226
Mondelēz International, Inc. - Class A	86	5,024
		6,250
Household Products — 0.2%
Colgate-Palmolive Company	154	12,206
Procter & Gamble Company (The)	142	19,643
		31,849
Retail - Consumer Staples — 0.4%
Costco Wholesale Corporation	25	8,692
Target Corporation	86	13,004
Walmart, Inc.	251	34,851
		56,547
Tobacco & Cannabis — 0.1%
Altria Group, Inc.	53	2,318
Philip Morris International, Inc.	46	3,671
		5,989
Financials — 0.3%
Asset Management — 0.1%
BlackRock, Inc.	27	16,043

Banking — 0.1%
Bank of America Corporation	224	5,766

Institutional Financial Services — 0.1%
Goldman Sachs Group, Inc. (The)	18	3,688
Morgan Stanley	220	11,497
		15,185

BLUEPRINT GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 17.6% (Continued)	Shares	Value
Financials — 0.3% (Continued)
Insurance — 0.0% (b)
Berkshire Hathaway, Inc. - Class B (a)	11	$2,398
MetLife, Inc.	23	885
		3,283
Specialty Finance — 0.0% (b)
American Express Company	19	1,930

Health Care — 2.4%
Biotech & Pharma — 1.3%
AbbVie, Inc.	334	31,987
Amgen, Inc.	103	26,092
Bristol-Myers Squibb Company	141	8,770
Eli Lilly & Company	136	20,181
Gilead Sciences, Inc.	5	334
Johnson & Johnson	468	71,796
Merck & Company, Inc.	145	12,364
Pfizer, Inc.	321	12,131
		183,655
Health Care Facilities & Services — 0.4%
UnitedHealth Group, Inc.	173	54,071

Medical Equipment & Devices — 0.7%
Abbott Laboratories	309	33,826
Danaher Corporation	108	22,299
Medtronic plc	35	3,761
Thermo Fisher Scientific, Inc.	69	29,600
		89,486
Industrials — 0.4%
Aerospace & Defense — 0.1%
General Dynamics Corporation	7	1,045
Lockheed Martin Corporation	14	5,464
		6,509
Diversified Industrials — 0.1%
3M Company	17	2,771
Emerson Electric Company	33	2,293

BLUEPRINT GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 17.6% (Continued)	Shares	Value
Industrials — 0.4% (Continued)
Diversified Industrials — 0.1% (Continued)
Honeywell International, Inc.	18	$2,980
		8,044
Machinery — 0.0% (b)
Caterpillar, Inc.	32	4,554

Transportation & Logistics — 0.2%
FedEx Corporation	9	1,978
Union Pacific Corporation	120	23,093
United Parcel Service, Inc. - Class B	32	5,236
		30,307
Materials — 0.0% (b)
Chemicals — 0.0% (b)
DuPont de Nemours, Inc.	22	1,227

Real Estate — 0.1%
REITs — 0.1%
American Tower Corporation	68	16,942

Technology — 7.8%
Semiconductors — 0.8%
Intel Corporation	8	408
NVIDIA Corporation	101	54,033
QUALCOMM, Inc.	190	22,629
Texas Instruments, Inc.	163	23,170
		100,240
Software — 3.0%
Adobe, Inc. (a)	84	43,125
Microsoft Corporation	1,346	303,563
Oracle Corporation	379	21,686
salesforce.com, Inc. (a)	146	39,807
		408,181
Technology Hardware — 2.6%
Apple, Inc.	2,732	352,537
Cisco Systems, Inc.	20	845
		353,382

BLUEPRINT GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 17.6% (Continued)	Shares	Value
Technology — 7.8% (Continued)
Technology Services — 1.4%
Accenture plc - Class A	115	$27,592
International Business Machines Corporation	27	3,329
Mastercard, Inc. - Class A	152	54,445
PayPal Holdings, Inc. (a)	207	42,257
Visa, Inc. - Class A	306	64,869
		192,492
Utilities — 0.2%
Electric Utilities — 0.2%
NextEra Energy, Inc.	85	23,729

Total Common Stocks (Cost $2,133,662)		$2,369,238

BLUEPRINT GROWTH FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 81.7%	Shares	Value
iShares Core International Aggregate Bond ETF	8,452	$468,579
iShares Core MSCI Emerging Markets ETF	36,791	1,960,960
iShares Core MSCI Total International Stock ETF	10,593	628,906
iShares Core S&P Total U.S. Stock Market ETF	46,047	3,620,215
iShares Core Total USD Bond Market ETF	7,899	430,811
iShares Core U.S. Aggregate Bond ETF	702	83,096
iShares Core U.S. REIT ETF	6,458	294,614
iShares Gold Trust (a)	34,976	656,500
iShares TIPS Bond ETF	4,927	625,630
SPDR Portfolio Long Term Treasury ETF	4,962	230,386
Vanguard FTSE Developed Markets ETF	47,717	1,997,911
Total Exchange-Traded Funds (Cost $9,861,091)		$10,997,608

Investments at Value — 99.3% (Cost $11,994,753)		$13,366,846

Other Assets in Excess of Liabilities — 0.7%		96,049

Net Assets — 100.0%		$13,462,895

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

BLUEPRINT GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2020 (Unaudited)
ASSETS
Investments:
At cost	$11,994,753
At value (Note 2)	$13,366,846
Cash (Note 2)	17,501
Dividends receivable	1,357
Receivable for capital shares sold	52,396
Receivable for investment securities sold	873,445
Receivable from the Adviser (Note 4)	2,054
Other assets	10,606
Total assets	14,324,205

LIABILITIES
Payable for capital shares redeemed	4,418
Payable for investment securities purchased	839,237
Payable to administrator (Note 4)	7,611
Accrued distribution fees (Note 4)	11
Other accrued expenses	10,033
Total liabilities	861,310

NET ASSETS	$13,462,895

NET ASSETS CONSIST OF:
Paid-in capital	$12,021,581
Accumulated earnings	1,441,314
NET ASSETS	$13,462,895

NET ASSET VALUE PER SHARE:
INVESTOR CLASS
Net assets applicable to Investor Class	$11,416
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,000
Net asset value, offering price and redemption price per share (Note 2)	$11.42

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$13,451,479
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,176,723
Net asset value, offering price and redemption price per share (Note 2)	$11.43

See accompanying notes to financial statements.

BLUEPRINT GROWTH FUND STATEMENT OF OPERATIONS Period Ended August 31, 2020 (Unaudited) (a)
INVESTMENT INCOME
Dividend income	$50,126
Interest	152
Total investment income	50,278

EXPENSES
Investment advisory fees (Note 4)	41,653
Registration and filing fees	13,241
Fund accounting fees (Note 4)	12,943
Trustees’ fees (Note 4)	10,850
Legal fees	10,576
Administration fees (Note 4)	10,000
Transfer agent fees - Investor Class (Note 4)	5,000
Transfer agent fees - Institutional Class (Note 4)	5,000
Postage and supplies	5,239
Compliance service fees and expenses (Note 4)	5,000
Custodian and bank service fees	2,621
Audit and tax services fees	1,000
Insurance expense	528
Distribution fees - Investor Class (Note 4)	11
Other expenses	5,392
Total expenses	129,054
Fee reductions by the Adviser (Note 4)	(74,235)
Net expenses	54,819

NET INVESTMENT LOSS	(4,541)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	73,762
Net change in unrealized appreciation (depreciation) on investments	1,372,093
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,445,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,441,314

(a)	Represents the period from the commencement of operations (March 31, 2020) through August 31, 2020.

See accompanying notes to financial statements.

BLUEPRINT GROWTH FUND STATEMENT OF CHANGES IN NET ASSETS
Period Ended August 31, 2020 (Unaudited) (a)
FROM OPERATIONS
Net investment loss	$(4,541)
Net realized gains from investment transactions	73,762
Net change in unrealized appreciation (depreciation) on investments	1,372,093
Net increase in net assets resulting from operations	1,441,314

CAPITAL SHARE TRANSACTIONS
Investor Class
Proceeds from shares sold	10,043
Payments for shares redeemed	(44)
Net increase in Investor Class net assets from capital share transactions	9,999

Institutional Class
Proceeds from shares sold	12,295,922
Payments for shares redeemed	(284,340)
Net increase in Institutional Class net assets from capital share transactions	12,011,582

TOTAL INCREASE IN NET ASSETS	13,462,895

NET ASSETS
Beginning of period	—
End of period	$13,462,895

CAPITAL SHARES ACTIVITY
Investor Class
Shares sold	1,004
Shares redeemed	(4)
Net increase in shares outstanding	1,000
Shares outstanding at beginning of period	—
Shares outstanding at end of period	1,000

Institutional Class
Shares sold	1,204,004
Shares redeemed	(27,281)
Net increase in shares outstanding	1,176,723
Shares outstanding at beginning of period	—
Shares outstanding at end of period	1,176,723

(a)	Represents the period from the commencement of operations (March 31, 2020) through August 31, 2020.

See accompanying notes to financial statements.

BLUEPRINT GROWTH FUND INVESTOR CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended August 31, 2020 (Unaudited) (a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.02)
Net realized and unrealized gains on investments	1.44
Total from investment operations	1.42

Net asset value at end of period	$11.42

Total return (c)	14.20	%(d)

Net assets at end of period	$11,416

Ratios/supplementary data:
Ratio of total expenses to average net assets (e)	164.92	%(f)

Ratio of net expenses to average net assets (e)(g)	1.50	%(f)

Ratio of net investment loss to average net assets (g)	(0.46	%)(f)

Portfolio turnover rate	81	%(d)

(a)	Represents the period from the commencement of operations (March 31, 2020) through August 31, 2020.
(b)

Per share net investment loss has been determined on the basis of average number of shares outstanding during the period. Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying companies in which the Fund invests.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower had the Adviser no reduced advisory fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Ratio does not include expenses of the investment companies in which the Fund invests.
(f)	Annualized.
(g)	Ratio was determined after advisory fees reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

BLUEPRINT GROWTH FUND INSTITUTIONAL CLASS FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period
	Period Ended August 31, 2020 (Unaudited) (a)
Net asset value at beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss (b)	(0.00	)(c)
Net realized and unrealized gains on investments	1.43
Total from investment operations	1.43

Net asset value at end of period	$11.43

Total return (d)	14.30	%(e)

Net assets at end of period (000’s)	$13,451

Ratios/supplementary data:
Ratio of total expenses to average net assets (f)	2.77	%(g)

Ratio of net expenses to average net assets (f)(h)	1.25	%(g)

Ratio of net investment loss to average net assets (h)	(0.10	%)(g)

Portfolio turnover rate	81	%(e)

(a)	Represents the period from the commencement of operations (March 31, 2020) through August 31, 2020.
(b)

Per share net investment loss has been determined on the basis of average number of shares outstanding during the period. Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying companies in which the Fund invests.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would have been lower had the Adviser no reduced advisory fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Ratio does not include expenses of the investment companies in which the Fund invests.
(g)	Annualized.
(h)	Ratio was determined after advisory fees reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2020 (Unaudited)

1. Organization

Blueprint Growth Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”). The Trust is an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated February 28,2012. Other series of the Trust are not incorporated in this report. The Fund commenced operations on March 31, 2020.

The investment objective of the Fund is to seek capital appreciation while managing risk.

The Fund currently offers two classes of shares: Investor Class shares (sold without any sales loads, but subject to a distribution and/or shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Investor Class shares, and requiring a $5,000 initial investment) and Institutional Class shares (sold without any sales loads and distribution and/or shareholder servicing fees and requiring a $15,000 initial investment). Each share class represents an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its listed securities, including common stocks and exchange-traded funds (“ETFs”), on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market for the security is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”). Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,369,238	$—	$—	$2,369,238
Exchange-Traded Funds	10,997,608	—	—	10,997,608
Total	$13,366,846	$—	$—	$13,366,846

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the period ended August 31, 2020.

Cash account – The Fund’s cash is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high quality financial institution and may incur charges on cash overdrafts. As of August 31, 2020, the cash balance reflected on the Statement of Assets and Liabilities represents the amount held in a deposit sweep account.

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends, if any, have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund distributes to shareholders any net investment income dividends and net realized capital gains on an annual basis. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. There were no distributions paid to shareholders by the Fund during the period ended August 31, 2020.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year equal to at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of August 31, 2020:

Cost of portfolio investments	$11,995,688
Gross unrealized appreciation	$1,388,391
Gross unrealized depreciation	(17,233)
Net unrealized appreciation	1,371,158
Accumulated ordinary loss	(4,541)
Other gains	74,105
Total accumulated earnings	$1,441,314

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current tax year and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the period ended August 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $21,318,482 and $9,397,362, respectively.

4. Transactions with Related Parties

ADVISORY AND SUB-ADVISORY AGREEMENTS

Pursuant to the terms of the Advisory Agreement, Blueprint Fund Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser provides the Fund with the selection of a sub-investment advisor and the compliance and managerial oversight of that sub-adviser and its services to the Fund. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.95% of average daily net assets.

Blueprint Investment Partners, LLC (the “Sub-Adviser”) serves as the Funds sub-adviser. Pursuant to the Sub-Advisory Agreement, the Sub-Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. For its services, the Adviser pays the Sub-Adviser an investment sub-advisory fee computed at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund does not directly pay the sub-advisory fee.

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has agreed contractually, until June 30, 2023, to reduce its advisory fees and reimburse other expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, acquired fund fees and expenses, costs to organize the Fund, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to 1.50% and 1.25% of average daily net assets for Investor Class and Institutional Class shares, respectively. Accordingly, during the period ended August 31, 2020, the Adviser did not collect any of its investment advisory fees and, in addition, reimbursed other operating expenses of $32,582.

Advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions and reimbursements) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2023, the agreement may not be modified or terminated without the approval of the Board. After June 30, 2023, the ELA may continue from year-to-year provided such continuance is approved by the Board. The ELA may be terminated by the Adviser, or the Board, without approval by the other party, at the end of the then current term upon not less than 90 days’ notice to the other parties as set forth in the ELA. As of August 31, 2020, the Adviser may seek repayment of expense reimbursements no later than the dates below:

August 31, 2023	$74,235
Total	$74,235

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated partially by the Adviser and partially by the Investor Class shares of the Fund for acting as principal underwriter.

A Trustee and certain officers of the Trust are also officers of Ultimus and/or the Distributor.

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, which permits Investor Class shares of the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s Investor Class shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. The Fund has not adopted a plan of distribution with respect to Institutional Class shares. During the period ended August 31, 2020, Investor Class shares of the Fund incurred $11 of distribution fees under the Plan.

TRUSTEE COMPENSATION

Each member of the Board ( a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of August 31, 2020, TD Ameritrade, Inc., for the benefit of its customers, owned of record 96% of the outstanding shares of the Fund. A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Investment in Other Investment Companies

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of August 31, 2020, the Fund had 81.7% of the value of its net assets invested in ETFs and 26.9% of the value of its net assets in iShares Core S&P Total U.S. Stock Market ETF (“ITOT”), an ETF that tracks the S&P Total Market Index. The financial statements of ITOT can be found at www.sec.gov.

BLUEPRINT GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

BLUEPRINT GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, class-specific expenses (such as distribution fees) and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 31, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BLUEPRINT GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value March 1, 2020 (a)	Ending Account Value August 31, 2020	Net Expense Ratio (b)	Expenses Paid During Period (c)
Investor Class
Based on Actual Fund Return	$1,000.00	$1,142.00	1.50%	$ 6.72
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	1.50%	$ 7.61
Institutional Class
Based on Actual Fund Return	$1,000.00	$1,143.00	1.25%	$ 5.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	1.25%	$ 6.34

(a)	Beginning Account Value is as of March 31, 2020 (date of commencement of operations for each class) for the Actual Fund Return information.
(b)	Annualized, based on the Fund’s expenses during the period since the commencement of operations.
(c)

Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 154/366 (to reflect the period since inception) and 184/366 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

BLUEPRINT GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-983-4525, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-983-4525, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to Form N-PORT. These filings are available upon request by calling 1-800-665-9778. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

BLUEPRINT GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with Blueprint Fund Management, LLC (the “Adviser”) for an initial two-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on January 21-22, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the Agreement, the Board recalled its discussion with representatives of the Adviser and Blueprint Investment Partners, LLC (the “Subadviser”) during the meeting and its review of various materials related to the Fund. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. In this regard, the Board considered the responsibilities the Adviser would have under the Advisory Agreement for the Fund. The Board also considered the proposed services that the Adviser would provide to the Fund including, without limitation, supervision and oversight of the Subadvisor, assuring compliance with the Fund’s investment objective and limitations, proposed initial marketing and distribution efforts, and the Adviser’s compliance procedures and practices. After reviewing the foregoing and further information provided in the Fund Board Materials (e.g., descriptions of the Adviser’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser to the Fund were satisfactory and adequate.

The investment management capabilities and experience of the Adviser. In this regard, the Board considered the investment management experience of the Adviser and its principals, noting that the Subadviser, rather than the Adviser, was proposed to conduct the Fund’s investment strategy and portfolio management services, but that the Subadviser and the Adviser shared principals, and that the proposed portfolio managers were employed by both entities and that the Adviser would be responsible for overseeing the activities of the Subadvisor. The Board considered its discussion with the Adviser regarding the investment objective and strategies for the Fund and the Adviser’s experience and plans for implementing such strategies. In particular, the Board considered the information from the Adviser regarding prior experience in the financial industry by the Adviser’s principals. After consideration of these and other factors, the Board determined that the Adviser has the requisite knowledge and experience to serve as investment adviser for the Fund.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. In this regard, the Board considered the Adviser’s methods of operation; the education and experience of the key personnel at the Adviser; its compliance program, policies, and procedures; its financial condition

BLUEPRINT GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

and the level of commitment to the Fund; the projected asset levels of the Fund; and the overall expenses of the Fund, including the advisory fee. The Board reviewed the expense limitation agreement and noted the benefit to the Fund from the Adviser’s commitment to reduce its advisory fee and reimburse other operating expenses through March 31, 2022. The Board discussed the Adviser’s financial condition and its ability to satisfy its financial commitments to the Fund, and there was then a discussion regarding the financial support letter signed by the principals of the Adviser, committing to support the Adviser with the capital necessary to maintain the firm’s liquidity and to meet the contractual commitments to its clients, including the Fund. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s proposed advisory fee and overall expense ratio to other comparable funds (in terms of the type of fund, the style of investment management, the projected size of the Fund, and the nature of the investment strategies).

The Board noted that the Fund’s advisory fee of 0.95% is below the average and the median for its custom peer group. Upon further consideration and discussion of the foregoing, the Board concluded that the proposed advisory fee and total expense limit for the Fund were within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances and were fair and reasonable.

The extent to which the Fund and its investors would benefit from economies of scale. In this regard, the Board considered the Advisory Agreement and the expense limitation agreement. The Board determined that while the proposed advisory fee was flat and would stay the same as asset levels increased, the shareholders of the Fund would benefit from the expense limitation agreement until the Fund’s assets grew to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Fund’s projected asset levels, expectations for growth, and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would provide benefits through the next three years, and the Board could review the arrangements going forward as necessary. After further discussion, the Board concluded the Fund’s arrangement with the Adviser was fair and reasonable in relation to the nature and quality of services to be provided by the Adviser and would benefit the Fund and its shareholders.

Brokerage and portfolio transactions. The Board considered the Adviser’s policies and procedures as they relate to seeking best execution for its clients, and noted that the Subadviser is proposed to be the entity performing trading and seeking best execution but that the Adviser would be responsible for overseeing the Subadviser. The Board also considered the anticipated portfolio turnover rate for the Fund After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions for the Fund were satisfactory.

BLUEPRINT GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel to be assigned to the Fund and the Adviser’s process for allocating trades among the Fund and potential future clients with similar types of investment objectives and strategies, noting that the Subadviser would be allocating such trades, as the proposed entity to be engaging in all portfolio management activity in the Fund. The Board also considered the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests for the Fund were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser, the Subadviser and Trust Management, and taking into account the totality of all the factors discussed and information presented, the Board indicated its agreement to approve the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

BLUEPRINT GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Subadvisory Agreement with Blueprint Investment Partners, LLC (the “Subadviser”) for an initial two-year term (the “Subadvisory Agreement”). The Board approved the Agreement at an in-person meeting held on January 21-22, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Subadviser in response to requests of the Board and counsel. In deciding whether to approve the Subadvisory Agreement, the Board recalled its discussion with representatives of the Subadviser and Blueprint Fund Management, LLC (the “Adviser”) during the meeting and its review of various materials related to the Fund. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services to be provided by the Subadviser. In this regard, the Board considered the responsibilities the Subadviser would have under the Subadvisory Agreement for the Blueprint Fund. The Board also considered the proposed services that the Subadviser would provide to the Blueprint Fund including, without limitation, the Subadviser’s procedures for making investment decisions. After reviewing the foregoing and further information provided in the Blueprint Fund Board Materials (e.g., descriptions of Blueprint’s business and Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Subadviser to the Blueprint Fund were satisfactory and adequate.

The investment management capabilities and experience of the Subadviser. In this regard, the Board considered the investment management experience of the Subadviser and its principals. The Board considered its discussion with the Subadviser regarding the investment objective and strategies for the Blueprint Fund and the Subadviser’s experience and plans for implementing such strategies. In particular, the Board considered the information from the Subadviser regarding its experience managing separate accounts for clients using a substantially similar strategy to the one proposed for the Blueprint Fund and the historical performance of the proposed strategy. . After consideration of these and other factors, the Board determined that the Subadviser has the requisite knowledge and experience to serve as investment adviser for the Blueprint Fund.

The costs of the services to be provided and profits to be realized by the Subadviser and its affiliates from the relationship with the Blueprint Fund. In this regard, the Board considered the Subadviser’s methods of operation; the education and experience of the key personnel at the Subadviser; its compliance program, policies, and procedures; its financial condition and the level of commitment to the Blueprint Fund; the projected asset levels of the Blueprint Fund; and the overall expenses of the Blueprint Fund, including the subadvisory fee. The Board considered that the Subadviser’s compensation for

BLUEPRINT GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT (Unaudited) (Continued)

managing the Blueprint Fund would be solely the responsibility of the Adviser, and that the Fund would not be responsible for paying the Subadviser. The Board discussed the Subadviser’s financial condition and its ability to satisfy its operational commitments to the Blueprint Fund. The Board also considered potential benefits for the Subadviser in managing the Blueprint Fund, including promotion of the Subadviser’s name and the ability to place smaller client accounts into the Blueprint Fund.

Upon further consideration and discussion of the foregoing, the Board concluded that the proposed subadvisory fee would not increase the fees paid by the Fund and was within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances and were fair and reasonable.

The extent to which the Blueprint Fund and its investors would benefit from economies of scale. In this regard, the Board considered the Subadvisory Agreement and that while the proposed subadvisory fee was flat and would stay the same as asset levels increased, the shareholders of the Blueprint Fund did not directly pay the subadvisory fee. The Board also noted that the Fund will benefit from economies of scale under its agreements with service providers other than the Adviser and the Subadviser. After further discussion, the Board concluded Blueprint’s arrangement with the Subadviser was reasonable.

Brokerage and portfolio transactions. The Board considered the Subadviser’s policies and procedures as they relate to seeking best execution for its clients. The Board also considered the anticipated portfolio turnover rate for the Blueprint Fund; the method and basis for selecting and evaluating broker-dealers used to complete the Blueprint Fund’s portfolio transactions; any anticipated allocation of portfolio business to persons affiliated with the Subadviser; and the extent to which the Blueprint Fund’s trades may be allocated to soft-dollar arrangements. After further review and discussion, the Board determined that the Subadviser’s practices regarding brokerage and portfolio transactions for the Blueprint Fund were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel to be assigned to the Blueprint Fund and the Subadviser’s process for allocating trades among the Blueprint Fund and other clients with similar types of investment objectives and strategies. The Board also considered the substance and administration of the Subadviser’s Code of Ethics. Following further consideration and discussion, the Board determined that the Subadviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests for the Blueprint Fund were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Subadviser, the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented, the Board indicated its agreement to approve the Agreement. It was noted that in the Trustees’ deliberations

BLUEPRINT GROWTH FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT (Unaudited) (Continued)

regarding the approval of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Subadvisory Agreement was in the best interests of the Fund and its shareholders.

Customer Privacy Notice
FACTS	WHAT DOES THE BLUEPRINT GROWTH FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-983-4525

Who we are
Who is providing this notice?	Blueprint Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes –
information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Blueprint Fund Management, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.

■ Blueprint Investment Partners, the investment sub-adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

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HVIA EQUITY FUND

INSTITUTIONAL CLASS (HVEIX)

Managed by
Hudson Valley Investment Advisors, Inc.

SEMI-ANNUAL REPORT

August 31, 2020

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-209-8710 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-209-8710. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

HVIA EQUITY FUND LETTER TO SHAREHOLDERS	August 2020

The HVIA Equity Fund (“HVEIX” or the “Fund”) launched on October 31st 2016. The Fund’s focus is on using a G.A.R.P. investment framework to determine suitable investments. This acronym is “Growth at a Reasonable Price” which focuses on investing in equities that are at a discount to their expected growth rate. In my experience of using this investment philosophy we’ve come to realize that the process does not fit neatly into months, quarters or years but is expected to outperform over the longer term.

Investment Environment

HVIA Fund, over the six-month period, had a return of +30.0% compared to +19.6% for the S&P 500. After seeing one of the most dramatic market drop over the shortest period of time and one of the fastest rebounds, we believe we are still in a period of high volatility but may be starting the beginnings of a new economic expansion period.

The COVID-19 crisis started to negatively impact markets during the first part of the calendar year. The markets bottomed during the latter part of March. As the year progressed, we saw gradual improvement in employment and consumption off of depression-like levels during the first part of the year. The improving economic backdrop has been overmatched by one of the strongest advances in the history of U.S. equity markets caused by the stimulus put in place by the U.S. along with approximately 250 plus stimulus measures to help support the worldwide economy. To put this in perspective, the $22 Trillion injected into the worldwide economies is the equivalent of adding another U.S. economy into the economic mix. China was the first to be impacted by the Covid virus and is now the first to see “normalization.” The U.S. has trailed the Chinese economic experience by about 6 to 8 weeks and would continue to expect a similar framework into the future.

Benefitting the economy has been the cut in interest rates, the speed and size of the stimulus, and the rebound in consumer demand. We believe that demand is solid and will increase significantly. The increase will be based on the speed in which state governments open up the economy. We are seeing economic data points that provide insight for strong future growth. The main point is that most investors didn’t focus on the economic contraction being a healthcare concern and not traditional imbalances that are normally at work during an economic contraction. Inventory levels, which are normally too large during recessions, are at the lower end of historical levels. In addition, the pickup by consumers in car and home purchases are spurring demand through supply chains and adding to the economic rebound.

Not all things are strong, the hospitality sector is an example in which hotels, restaurants and travel are still reducing staffing and are limited by law in terms of the ability to allow more individuals into their establishments. Again, underlying demand is there but the limitations put in place by states have limited the potential rebound. Currently, there are a number of promising drugs and tests that might allow for opening up of the economy and would relieve the risk of contracting Covid. This would most likely get people back to work and improve economic conditions worldwide.

1

Markets have discounted a return to normalization of the economic environment. The reduced number of COVID-19 cases, has helped to move the markets higher. At HVIA we monitor the change in revenues which saw a drop and a slight rebound from the start to the end of the period. We believe that Wall Street analysts were too pessimistic in their views and are now reversing raising their expectations. Earnings appear to have been higher than first expected and have helped to support higher valuations. We expect continued improvement to happen as markets normalize.

The rebound in markets will most likely see some choppiness leading into the U.S. Presidential elections. 87% of the time, if markets are going up into the election the incumbent party usually wins, we will keep an eye on this statistic with the weeks leading into the election being a signal into the winner. The China, U.S. relations and the likelihood of a post-election infrastructure plan should help to provide continued growth in markets. Our view moving forward is for continued low interest rates, stabilization and a return to economic growth over the next 12 months coupled with greater fiscal plans to help support the U.S. economy and markets

Finally, these have been historically volatile times for economies. We believe that the U.S. economy and its resilience has been underestimated. The U.S. consumer is the life blood of domestic and the world’s economic growth. We expect that consumers will lead us back as the effects from Covid dissipate.

Investment Philosophy and Performance

We are investing with an eye for the longer term, which means over 18 months. Our focus is on stocks that are showing improving asset utilization, margin expansion and the efficient use of capital. This can be summed up in an improving Return on Equity, (which is considered a measure of how effectively management is using a company’s assets to create profits), but are trading at a discount to their historical growth plus that of the industry group.

For the six months ended August 31, 2020, HVEIX was up 30.00% versus 19.63% for the S&P 500 total return over the same period. The following three positions had the largest impact on the Fund’s performance during the 6-month period.

a)	Chipotle Mexican Grill Inc. CMG (+100.23%)

b)	Nvidia Corp. NVDA (+93.62%)

c)	Amazon.com Inc. c. AMZN (+76.61%)

Since inception the Fund invested in stocks that are trading at a discount to their growth rate. The conditions during the period presented opportunities to add select positions that fit that dynamic. The economy has rebounded from the lows and has seen continued growth. HVIA’s top performers during the period were Chipotle Mexican Grill Inc. which has benefited from their investment in digitization for online ordering which saw an increase of 80% from takeout orders helping to drive earnings. Nvidia Corp., was also a top performer as we saw the uptick in their chipsets as their performance is slated for cloud computing and AI, which have had more uptick and are expected to grow significantly faster due in part to pull forward demand of technology. Amazon.com Inc. was another company which far outpaced both revenue and revenue expectations as work from remote locations accelerated, and the demand for consumer goods due to stay at home conditions benefited the company.

2

The following positions had the greatest negative impact on the Fund’s performance during the six-month period ended August 31, 2020:

a)	Conoco Phillips COP (- 46.68%)

b)	Williams Co. Inc. WMS (-36.25%)

c)	Exxon Mobil Corp. XOM (-22.92%)

The entire energy space saw a major decline due to the drop in demand due to COVID. Conoco Phillips was the fund’s worst performer as the company’s end markets were negatively impacted from the oversupply in energy and the drop in the price of Oil. Williams Co. Inc. also were impacted from the price of energy being hurt from the demand drop. The company is well positioned for energy transportation. The last company in our portfolio that hurt performance and is also in the energy space is Exxon Mobile which is an integrated energy player that also saw a slowdown due to underlying drop in the price of Oil. We have reduced our exposure to energy overall and have sold the Conoco Phillips and Williams Co Inc. positions. We believe that the energy commodity will see continued slowdown in demand. We further expect an uptick in demand in 2021 as economies come back from the COVID economic shock. The use of fracking has become a game changer that we expect to continue to act as an overhead supply disrupter and the worldwide utilization is impacted by technology, less travel and greater energy efficiencies.

Sincerely,

Gustave J. Scacco	Ron Mayfield
Portfolio Manager	Co-Portfolio Manager

3

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-209-8710.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-209-8710 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31st, 2020, please see the Schedule of Investments section of the semi-annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

4

HVIA EQUITY FUND
PORTFOLIO INFORMATION
August 31, 2020 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Apple, Inc.	6.0%
NVIDIA Corporation	5.8%
Amazon.com, Inc.	5.6%
Microsoft Corporation	5.5%
salesforce.com, Inc.	4.9%
Adobe, Inc.	4.4%
Alphabet, Inc. - Class C	3.1%
Danaher Corporation	3.1%
Facebook, Inc. - Class A	3.0%
Bank of America Corporation	3.0%

5

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS August 31, 2020 (Unaudited)
COMMON STOCKS — 98.4%	Shares	Value
Communications — 11.4%
Cable & Satellite — 1.6%
Comcast Corporation - Class A	10,000	$448,100

Entertainment Content — 2.1%
Walt Disney Company (The)	4,500	593,415

Internet Media & Services — 6.1%
Alphabet, Inc. - Class C (a)	535	874,286
Facebook, Inc. - Class A (a)	2,800	820,960
		1,695,246
Telecommunications — 1.6%
Verizon Communications, Inc.	7,700	456,379

Consumer Discretionary — 13.9%
Apparel & Textile Products — 1.4%
NIKE, Inc. - Class B	3,500	391,615

E-Commerce Discretionary — 5.6%
Amazon.com, Inc. (a)	450	1,552,932

Home Construction — 0.3%
Lennar Corporation - Class A	1,000	74,820

Leisure Facilities & Services — 3.9%
Chipotle Mexican Grill, Inc. (a)	550	720,654
Royal Caribbean Cruises Ltd.	1,835	126,321
Starbucks Corporation	2,950	249,187
		1,096,162
Retail - Discretionary — 2.7%
AutoZone, Inc. (a)	265	317,022
CarMax, Inc. (a)	1,500	160,395
Home Depot, Inc. (The)	950	270,788
		748,205
Consumer Staples — 5.0%
Beverages — 1.0%
PepsiCo, Inc.	1,900	266,114

Food — 0.9%
Mondelēz International, Inc. - Class A	4,400	257,048

6

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Consumer Staples — 5.0% (Continued)
Household Products — 1.1%
Estée Lauder Companies, Inc. (The) - Class A	1,300	$288,236

Retail - Consumer Staples — 2.0%
Dollar General Corporation	2,800	565,264

Energy — 1.4%
Oil & Gas Producers — 1.4%
Cabot Oil & Gas Corporation	12,000	227,640
Enbridge, Inc.	3,306	105,858
Exxon Mobil Corporation	1,050	41,937
		375,435
Financials — 9.4%
Banking — 5.6%
Bank of America Corporation	31,865	820,205
JPMorgan Chase & Company	7,450	746,416
		1,566,621
Institutional Financial Services — 1.5%
Morgan Stanley	8,000	418,080

Insurance — 2.3%
Marsh & McLennan Companies, Inc.	5,500	632,005

Health Care — 13.2%
Biotech & Pharma — 1.6%
Eli Lilly & Company	2,300	341,297
Pfizer, Inc.	3,000	113,370
		454,667
Health Care Facilities & Services — 1.7%
UnitedHealth Group, Inc.	1,500	468,825

Medical Equipment & Devices — 9.9%
Danaher Corporation	4,150	856,850
Illumina, Inc. (a)	1,750	625,135
Medtronic plc	3,200	343,904
PerkinElmer, Inc.	3,350	394,362
Thermo Fisher Scientific, Inc.	1,200	514,776
		2,735,027

7

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Industrials — 4.2%
Machinery — 1.3%
Lincoln Electric Holdings, Inc.	2,350	$227,269
Oshkosh Corporation	1,650	127,066
		354,335
Transportation & Logistics — 2.9%
CSX Corporation	4,300	328,778
FedEx Corporation	2,200	483,648
		812,426
Materials — 1.4%
Chemicals — 1.4%
Sherwin-Williams Company (The)	595	399,275

Real Estate — 4.2%
REITs — 4.2%
American Tower Corporation	1,600	398,640
Prologis, Inc.	7,500	763,950
		1,162,590
Technology — 32.9%
Semiconductors — 7.7%
NVIDIA Corporation	3,000	1,604,940
Xilinx, Inc.	5,000	520,800
		2,125,740
Software — 14.8%
Adobe, Inc. (a)	2,400	1,232,136
Microsoft Corporation	6,750	1,522,327
salesforce.com, Inc. (a)	5,000	1,363,250
		4,117,713
Technology Hardware — 7.9%
Apple, Inc.	12,800	1,651,712
Ciena Corporation (a)	9,650	547,831
		2,199,543
Technology Services — 2.5%
Visa, Inc. - Class A	3,200	678,368

8

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.4% (Continued)	Shares	Value
Utilities — 1.4%
Electric Utilities — 1.4%
AES Corporation (The)	11,400	$202,350
Duke Energy Corporation	2,180	175,141
		377,491

Total Common Stocks (Cost $16,438,242)		$27,311,677

Other Assets in Excess of Liabilities — 1.6%		432,927

Net Assets — 100.0%		$27,744,604

(a)	Non-income producing security.
See accompanying notes to financial statements.

9

HVIA EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2020 (Unaudited)
ASSETS
Investments in securities:
At cost	$16,438,242
At value (Note 2)	$27,311,677
Cash (Note 2)	420,626
Receivable for capital shares sold	2,000
Dividends and interest receivable	17,343
Other assets	21,593
TOTAL ASSETS	27,773,239

LIABILITIES
Payable for capital shares redeemed	10,500
Payable to Adviser (Note 4)	3,158
Payable to administrator (Note 4)	7,720
Other accrued expenses	7,257
TOTAL LIABILITIES	28,635

NET ASSETS	$27,744,604

NET ASSETS CONSIST OF:
Paid-in capital	$16,990,218
Accumulated earnings	10,754,386
NET ASSETS	$27,744,604

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$27,744,604
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	1,524,094

Net asset value, offering price and redemption price per share (Note 2)	$18.20

See accompanying notes to financial statements.

10

HVIA EQUITY FUND STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2020 (Unaudited)
INVESTMENT INCOME
Dividends	$136,486
Foreign withholding taxes on dividends	(589)
Interest	359
TOTAL INVESTMENT INCOME	136,256

EXPENSES
Investment advisory fees (Note 4)	83,423
Registration and filing fees	18,828
Fund accounting fees (Note 4)	16,125
Administration fees (Note 4)	15,000
Legal fees	14,081
Audit and tax services fees	9,250
Transfer agent fees (Note 4)	9,000
Trustees’ fees (Note 4)	8,350
Compliance fees (Note 4)	6,000
Printing of shareholder reports	4,053
Custody and bank service fees	3,892
Insurance expense	2,016
Postage and supplies	1,269
Pricing fees	334
Other expenses	4,317
TOTAL EXPENSES	195,938
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(84,332)
NET EXPENSES	111,606

NET INVESTMENT INCOME	24,650

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized losses from:
Investments	(286,619)
Foreign currency transactions	(546)
Net change in unrealized appreciation (depreciation) on:
Investments	6,686,168
Foreign currency translations	65
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	6,399,068

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,423,718

See accompanying notes to financial statements.

11

HVIA EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Six Months Ended August 31, 2020 (Unaudited)	Year Ended February 29, 2020
FROM OPERATIONS
Net investment income	$24,650	$84,814
Net realized gains (losses) from:
Investments	(286,619)	201,104
Foreign currency transactions	(546)	(1,413)
Net change in unrealized appreciation (depreciation) on:
Investments	6,686,168	821,166
Foreign currency translation	65	(75)
Net increase in net assets resulting from operations	6,423,718	1,105,596

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	—	(142,135)

CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	1,900,784	2,920,292
Net asset value of shares issued in reinvestment of distributions to shareholders	—	423
Payments for shares redeemed	(808,615)	(1,584,113)
Net increase in Institutional Shares net assets from capital share transactions	1,092,169	1,336,602

TOTAL INCREASE IN NET ASSETS	7,515,887	2,300,063

NET ASSETS
Beginning of period	20,228,717	17,928,654
End of period	$27,744,604	$20,228,717

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	136,689	203,674
Shares reinvested	—	28
Shares redeemed	(57,668)	(108,623)
Net increase in shares outstanding	79,021	95,079
Shares outstanding at beginning of period	1,445,073	1,349,994
Shares outstanding at end of period	1,524,094	1,445,073

See accompanying notes to financial statements.

12

HVIA EQUITY FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended August 31, 2020 (Unaudited)		Year Ended February 29, 2020	Year Ended February 28, 2019	Year Ended February 28, 2018	Period Ended February 28, 2017(a)
Net asset value at beginning of period	$14.00		$13.28	$13.17	$11.39	$10.00

Income from investment operations:
Net investment income	0.02		0.06	0.09	0.06	0.02
Net realized and unrealized gains on investments and foreign currencies	4.18		0.76	0.43	1.81	1.39
Total from investment operations	4.20		0.82	0.52	1.87	1.41

Less distributions:
From net investment income	—		(0.07)	(0.08)	(0.06)	(0.02)
From net realized gains	—		(0.03)	(0.33)	(0.03)	—
Total distributions	—		(0.10)	(0.41)	(0.09)	(0.02)

Net asset value at end of period	$18.20		$14.00	$13.28	$13.17	$11.39

Total return (b)	30.00	%(c)	6.11%	4.34%	16.45%	14.06	%(c)

Net assets at end of period (000’s)	$27,745		$20,229	$17,929	$15,059	$11,381

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.73	%(d)	1.76%	1.86%	2.11%	2.36	%(d)

Ratio of net expenses to average net assets (e)	0.99	%(d)	0.99%	0.99%	0.99%	0.99	%(d)

Ratio of net investment income to average net assets (e)	0.22	%(d)	0.42%	0.70%	0.53%	0.56	%(d)

Portfolio turnover rate	6	%(c)	16%	29%	4%	2	%(c)

(a)	Represents the period from the commencement of operations (October 3, 2016) through February 28, 2017.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

13

HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2020 (Unaudited)

1. Organization

HVIA Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek growth at a reasonable price.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $25,000 initial investment requirement). As of August 31, 2020, the Investor Class shares (to be sold without any sales load, but subject to a distribution fee of up to 0.25% of the class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its common stocks on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted mean price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities

14

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$27,311,677	$—	$—	$27,311,677

Refer to the Fund’s Schedule of Investments for a listing of common stocks by sector and industry type. The Fund did not have any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended August 31, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

15

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash account – The Fund’s cash is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the Federal Deposit Insurance Corporation. The Fund maintains these balances with a high quality financial institution and may incur charges on cash overdrafts. As of August 31, 2020, the cash balance reflected on the Statement of Assets and Liabilities represents the amount held in a deposit sweep account.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the periods ended August 31, 2020 and February 29, 2020 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
August 31, 2020	$—	$—	$—
February 29, 2020	$102,533	$39,602	$142,135

16

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2020:

Tax cost of portfolio investments	$16,438,242
Gross unrealized appreciation	$11,116,116
Gross unrealized depreciation	(242,681)
Net unrealized appreciation	10,873,435
Net unrealized appreciation of assets in foreign currencies	24
Undistributed ordinary income	4,116
Undistributed long-term capital gains	139,326
Accumulated capital and other net losses	(262,515)
Accumulated earnings	$10,754,386

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax periods (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended August 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $2,486,092 and $1,339,056, respectively.

17

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Hudson Valley Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.74% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until July 1, 2021, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expense on securities sold short, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of average daily net assets of the Institutional Class shares and 1.24% of the average daily net assets of the Investor class shares. Accordingly, the Adviser did not collect any of its investment advisory fees and, in addition, reimbursed other operating expenses totaling $909 during the six months ended August 31, 2020.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of August 31, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $459,740 no later than the dates listed below:

February 28, 2021	$74,548
February 28, 2022	$146,308
February 28, 2023	$154,552
August 31, 2023	$84,332

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities.

18

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2020, the following shareholder owned of record more than 25% of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Pershing, LLC (for the benefit of its customers)	99.6%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of August 31, 2020, the Fund had 32.9% of the value of its net assets invested in common stocks within the Technology sector.

19

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

20

HVIA EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

21

HVIA EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$ 1,000.00	$ 1,300.00	0.99%	$ 5.72
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,020.16	0.99%	$ 5.03

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied 184/366 (to reflect the one-half year period).

22

HVIA EQUITY FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-888-209-8710. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

23

HVIA EQUITY FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with the Hudson Valley Investment Advisors, Inc. (the “Adviser”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on April 20-21, 2020, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In deciding whether to approve the Agreement, the Board recalled its review of the materials related to the Fund and the Adviser throughout the preceding 12 months and its numerous discussions with Trust Management and the Adviser about the operations and performance of the Fund during that period. The Board further considered those materials and discussions and numerous other factors, including:

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by the Adviser to the Fund including, without limitation, its investment advisory services since the Fund’s inception; its compliance procedures and practices; its efforts to promote the Fund and assist in its distribution; and its compliance program. After reviewing the foregoing information and further information in the Adviser’s memorandum (e.g., description of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Fund were satisfactory and adequate.

The investment performance of the Fund. In this regard, the Board compared the performance of the Fund with the performance of its benchmark index, custom peer group, and Morningstar category. The Board also considered the consistency of the Adviser’s management with the Fund’s investment objective and policies. The Board noted that the Fund had outperformed relative to the average and median of its custom peer group for the one-year and since inception periods and relative to the average of its custom peer group for the three-year period and underperformed relative to the median of its custom peer group for the three-year period. The Board also noted that the Fund had outperformed relative to the average and median of its Morningstar category (Large Cap Growth Funds Under $50 Million, True No-Load) for the since inception period and underperformed relative to the average and median of its Morningstar category for the one- and three-year periods, but outperformed the 18 percentile of its Morningstar category during the same time periods. The Board expressed that the Adviser had satisfactorily explained its performance results for the Fund. Following additional discussion of the investment performance of the Fund; the Adviser’s experience in managing mutual funds, private funds, and separate accounts; the Adviser’s historical investment performance; and other factors, the Board concluded that the investment performance of the Fund has been satisfactory.

24

HVIA EQUITY FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Fund. In this regard, the Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program, policies and procedures; its financial condition and the level of commitment to the Fund and, generally, the Adviser’s advisory business; the asset level of the Fund; the overall expenses of the Fund, including the advisory fee; and the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the expense limitation agreement, and considered the Adviser’s past fee reductions and expense reimbursements for the Fund. The Board further took into account the Adviser’s willingness to continue the expense limitation agreement for the Fund until at least July 1, 2021.

The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Board compared the Fund’s advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for its custom peer group and Morningstar categories and fees charged to the Adviser’s other client accounts. In considering the comparison in fees and expense ratios between the Fund and other comparable funds, the Board looked at the differences in types of funds being compared, the styles of investment management, the size of the Fund relative to the comparable funds, and the nature of the investment strategies. The Board also considered the Adviser’s commitment to limit the Fund’s expenses under the expense limitation agreement. The Board noted that the 0.74% advisory fee for the Fund was above the average and median for the other funds in Fund’s custom peer group and Morningstar category (Large Cap Growth Funds Under $50 Million, True No-Load), but was less than the highest advisory fee referenced for the other funds in the Morningstar category. The Board further noted that the overall expense ratio for the Fund of 0.99% was higher than the average and median expense ratio for the other funds in Fund’s custom peer group, and higher than the average and equal to the median expense ratio for the other funds in the Fund’s Morningstar category (Large Cap Growth Funds Under $50 Million, True No-Load). The Board also compared the fees paid by the Fund to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services received by the Fund. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Fund. Following these comparisons and considerations and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee to be paid to the Adviser by the Fund is fair and reasonable.

The extent to which economics of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee rate remained the same as asset levels increased, the shareholders of the Fund

25

HVIA EQUITY FUND DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

have experienced in the past, and may experience in the future, benefits from the expense limitation agreement. Following further discussion of the Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable in relation to the nature and quality of services being provided by the Adviser.

Brokerage and portfolio transactions. In this regard, the Board considered the Adviser’s policies and procedures and performance in seeking best execution for its clients, including the Fund. The Board also considered the historical portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which the Adviser evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with the Adviser. After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions are satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Fund; the Adviser’s process for allocating trades among the Fund and its other clients; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board found for the Fund that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by the Adviser and Trust Management, and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Agreement. It was noted that in the Trustees’ deliberations regarding the approval of the continuance of the Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

26

CUSTOMER PRIVACY NOTICE
FACTS	WHAT DOES THE HVIA EQUITY FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-209-8710

27

Who we are
Who is providing this notice?	HVIA Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Hudson Valley Investment Advisor, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

28

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WAYCROSS LONG/SHORT EQUITY FUND

(WAYEX)

Semi-Annual Report

August 31, 2020

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-267-4304 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-267-4304. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

WAYCROSS LONG/SHORT EQUITY FUND
LETTER TO SHAREHOLDERS	August 31, 2020

Dear Shareholders,

We are pleased to provide this update for the Waycross Long/Short Equity Fund (the “Fund”). The Fund’s investment approach is based on bottom-up research that combines a thorough examination of a company’s fundamentals, valuation and market sentiment. This comprehensive analysis allows us to construct a portfolio using both long and short positions, which provides growth potential while at the same time reducing volatility.

Performance Review

Thus far in 2020 the Fund has been able to limit investors’ exposure to the significant downside early in the year, while allowing participation in the rally that followed. The Fund produced a +17.4% return for the first half of the fiscal year beginning March 1, 2020, outperforming the primary benchmark (custom index) comprised of 50% S&P 500 and 50% 90-day Treasury Bills, which returned +10.2%.

The Fund’s long positions were the primary driver of performance for the year, while short exposure helped protect on the downside during the volatility early in the year.

The Technology sector was a significant contributor to performance, led by the Fund’s top performers: longs NVIDIA Corporation (NVDA) and Apple Inc. (APPL), which were up 146.3% and 89.7%, respectively. The Fund’s short positions in Hewlett Packard Enterprise Co. (HPE) and Autodesk, Inc. (ADSK) also contributed to the sector’s positive performance.

The Consumer Staples sector was the primary detractor from performance during the period, due to the long position in Sysco Corporation (SYY). The Fund’s short position in Procter & Gamble Company (PG) also contributed negatively to returns.

Over a longer time horizon, the Fund returned 9.2%, annualized over the last three years, while the primary benchmark returned 8.4%.

The Fund remains actively managed, emphasizing long positions where company fundamentals are expected to support future earnings growth. A diversified book of short positions acts as a hedge across the portfolio and allows the Fund to maintain a lower volatility compared to the overall market.

1

Exposures Summary

The Waycross Long/Short Equity Fund seeks to provide superior risk-adjusted returns by maintaining a low correlation to large cap equities. The Fund’s overall net exposure increased during the period to 59% from 54% at the end of February 2020. As a result, overall gross exposure (longs plus shorts) also increased. In terms of sector positioning, the Fund’s net exposure to Industrials and Financials increased, while the net exposure to the Technology and Energy sectors was reduced.

Fund Exposures
Total Portfolio Exposures	Long/Short Exposure By Sector

Market Outlook

Overall, the market has rallied against a backdrop of unprecedented fiscal and monetary stimulus, combined with the reopening of economies. But as economies reopen, it seems logical to wonder if there will be a second wave of infections and what the impact of such a second wave will be. We believe the combination of fallout from a second wave, along with fading benefits from fiscal stimulus, volatility around the upcoming presidential election, and continued tension between the U.S. and China are the greatest risk factors for stocks for the remainder of the year.

While it is impossible to predict what will happen, in the short term, it is likely that some form of social distancing efforts may last until a vaccine is approved and/or the virus is otherwise eradicated. The length of the time frame for that is highly uncertain. Therefore, we anticipate the possibility of significantly heightened market volatility in the latter part of the year. We were pleased with the results of the Portfolio in the period and believe we are positioned well to take advantage of the opportunities presented by an increase in market volatility.

On behalf of Waycross Partners, LLC, thank you for investing in the Fund.

Sincerely,

Benjamin H. Thomas, CFA
Managing Partner | Portfolio Manager

2

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-267-4304.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-267-4304 and a copy will be sent to you free of charge or visit the Fund’s website at www.waycrossfunds.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of August 31, 2020, please see the Schedule of Investments section of the semi-annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

WAYCROSS LONG/SHORT EQUITY FUND
PORTFOLIO INFORMATION
August 31, 2020 (Unaudited)

Net Sector Exposure versus S&P 500® Index*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
Microsoft Corporation	4.0%	Accenture plc - Class A	-1.6%
Apple, Inc.	3.8%	Texas Instruments, Inc.	-1.6%
Elanco Animal Health, Inc.	3.6%	International Business Machines Corporation	-1.5%
Mastercard, Inc. - Class A	3.6%	Waste Management, Inc.	-1.5%
Amazon.com, Inc.	3.4%	Zoetis, Inc.	-1.4%
Bank of America Corporation	3.0%	United Parcel Service, Inc. - Class B	-1.3%
NVIDIA Corporation	3.0%	Oracle Corporation	-1.3%
PayPal Holdings, Inc.	2.9%	Procter & Gamble Company (The)	-1.3%
FedEx Corporation	2.9%	Workday, Inc. - Class A	-1.2%
PulteGroup, Inc.	2.9%	Check Point Software Technologies Ltd.	-1.2%

4

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS August 31, 2020 (Unaudited)
COMMON STOCKS — 87.1%	Shares	Value
Communications — 7.6%
Entertainment Content — 2.5%
Walt Disney Company (The)	14,296	$1,885,213

Internet Media & Services — 5.1%
Alphabet, Inc. - Class A (a) (b)	1,105	1,800,631
Facebook, Inc. - Class A (a) (b)	6,850	2,008,420
		3,809,051
Consumer Discretionary — 11.6%
Automotive — 0.9%
BorgWarner, Inc.	16,100	653,499

E-Commerce Discretionary — 3.4%
Amazon.com, Inc. (a) (b)	740	2,553,711

Home Construction — 2.9%
PulteGroup, Inc.	49,182	2,193,025

Retail - Discretionary — 4.4%
Burlington Stores, Inc. (a)	10,700	2,107,151
Ross Stores, Inc.	13,700	1,247,796
		3,354,947
Consumer Staples — 1.4%
Wholesale - Consumer Staples — 1.4%
Sysco Corporation	17,835	1,072,597

Energy — 0.9%
Oil & Gas Services & Equipment — 0.9%
Schlumberger Ltd.	34,900	663,449

Financials — 12.6%
Asset Management — 1.4%
BlackRock, Inc.	1,729	1,027,354

Banking — 8.0%
Bank of America Corporation (b)	88,569	2,279,766
Citigroup, Inc.	14,588	745,739
JPMorgan Chase & Company	9,364	938,179
PNC Financial Services Group, Inc. (The)	10,060	1,118,672

5

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.1% (Continued)	Shares	Value
Financials — 12.6% (Continued)
Banking — 8.0% (Continued)
U.S. Bancorp	26,650	$970,060
		6,052,416
Institutional Financial Services — 1.6%
Goldman Sachs Group, Inc. (The) (b)	5,978	1,224,713

Insurance — 0.6%
American International Group, Inc.	14,903	434,273

Specialty Finance — 1.0%
American Express Company	7,100	721,289

Health Care — 14.0%
Biotech & Pharma — 6.1%
Elanco Animal Health, Inc. (a)	93,950	2,730,187
Mylan N.V. (a)	65,100	1,066,338
Vertex Pharmaceuticals, Inc. (a)	2,951	823,683
		4,620,208
Health Care Facilities & Services — 2.1%
AmerisourceBergen Corporation	8,000	776,240
CVS Health Corporation	12,400	770,288
		1,546,528
Medical Equipment & Devices — 5.8%
Danaher Corporation	4,500	929,115
Edwards Lifesciences Corporation (a) (b)	19,050	1,635,252
Medtronic plc	16,855	1,811,407
		4,375,774
Industrials — 12.5%
Engineering & Construction — 0.4%
Fluor Corporation	29,463	280,488

Machinery — 4.0%
Caterpillar, Inc.	11,251	1,601,130
Deere & Company (b)	6,729	1,413,493
		3,014,623
Transportation & Logistics — 8.1%
Delta Air Lines, Inc.	41,330	1,275,031
FedEx Corporation	9,998	2,197,960
Knight-Swift Transportation Holdings, Inc.	21,800	991,028

6

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.1% (Continued)	Shares	Value
Industrials — 12.5% (Continued)
Transportation & Logistics — 8.1% (Continued)
Norfolk Southern Corporation	7,800	$1,657,734
		6,121,753
Materials — 1.0%
Containers & Packaging — 1.0%
Crown Holdings, Inc. (a)	9,600	737,760

Technology — 25.5%
Semiconductors — 8.2%
Analog Devices, Inc. (b)	13,955	1,631,060
Broadcom, Inc.	2,700	937,305
NVIDIA Corporation	4,217	2,256,011
Xilinx, Inc.	12,933	1,347,101
		6,171,477
Software — 6.0%
Adobe, Inc. (a)	1,330	682,809
Microsoft Corporation (b)	13,480	3,040,144
salesforce.com, Inc. (a)	2,746	748,697
		4,471,650
Technology Hardware — 4.8%
Apple, Inc. (b)	22,388	2,888,948
Hewlett Packard Enterprise Company	78,000	754,260
		3,643,208
Technology Services — 6.5%
Mastercard, Inc. - Class A (b)	7,441	2,665,292
PayPal Holdings, Inc. (a) (b)	10,786	2,201,854
		4,867,146

Total Common Stocks (Cost $47,421,175)		$65,496,152

7

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 13.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $9,939,903)	9,939,903	$9,939,903

Investments at Value — 100.3% (Cost $57,361,078)		$75,436,055

Liabilities in Excess of Other Assets — (0.3%)		(261,497)

Net Assets — 100.0%		$75,174,558

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for open short positions. The total value of such securities as of August 31, 2020 was $21,862,101.
(c)	The rate shown is the 7-day effective yield as of August 31, 2020.

See accompanying notes to financial statements.

8

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT August 31, 2020 (Unaudited)
COMMON STOCKS — 28.6%	Shares	Value
Consumer Discretionary — 1.9%
Leisure Facilities & Services — 1.9%
McDonald’s Corporation	2,950	$629,884
Starbucks Corporation	9,740	822,738
		1,452,622
Consumer Staples — 1.3%
Household Products — 1.3%
Procter & Gamble Company (The)	6,834	945,347

Energy — 0.9%
Oil & Gas Producers — 0.9%
Exxon Mobil Corporation	17,460	697,352

Financials — 2.2%
Asset Management — 1.0%
T. Rowe Price Group, Inc.	5,541	771,363

Institutional Financial Services — 0.8%
Morgan Stanley	11,000	574,860

Specialty Finance — 0.4%
Capital One Financial Corporation	4,200	289,926

Health Care — 5.1%
Biotech & Pharma — 3.5%
Johnson & Johnson	5,300	813,073
Pfizer, Inc.	21,500	812,485
Zoetis, Inc.	6,450	1,032,645
		2,658,203
Health Care Facilities & Services — 0.7%
DaVita, Inc.	6,110	530,104

Medical Equipment & Devices — 0.9%
Becton, Dickinson and Company	2,600	631,202

Industrials — 5.6%
Commercial Support Services — 1.5%
Waste Management, Inc.	9,700	1,105,800

9

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 28.6% (Continued)	Shares	Value
Industrials — 5.6% (Continued)
Diversified Industrials — 1.1%
3M Company	5,023	$818,849

Transportation & Logistics — 3.0%
Old Dominion Freight Line, Inc.	3,475	702,576
Union Pacific Corporation	3,100	596,564
United Parcel Service, Inc. - Class B	5,900	965,358
		2,264,498
Materials — 0.9%
Chemicals — 0.9%
Ecolab, Inc.	3,600	709,488

Technology — 10.7%
Semiconductors — 1.6%
Texas Instruments, Inc.	8,300	1,179,845

Software — 4.5%
Check Point Software Technologies Ltd.	7,000	883,820
Citrix Systems, Inc.	4,100	595,320
Oracle Corporation	16,600	949,852
Workday, Inc. - Class A	3,850	922,883
		3,351,875
Technology Hardware — 1.5%
Cisco Systems, Inc.	12,600	531,972
Juniper Networks, Inc.	25,500	637,500
		1,169,472
Technology Services — 3.1%
Accenture plc – Class A	4,963	1,190,773
International Business Machines Corporation	9,200	1,134,452
		2,325,225

Total Securities Sold Short — 28.6% (Proceeds $18,310,012)		$21,476,031

See accompanying notes to financial statements.

10

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES August 31, 2020 (Unaudited)

ASSETS
Investments in securities:
At cost	$57,361,078
At value (Note 2)	$75,436,055
Cash deposits for securities sold short (Note 2)	20,762,997
Receivable for investment securities sold	578,124
Dividends and interest receivable	40,813
Other assets	14,040
Total assets	96,832,029

LIABILITIES
Securities sold short, at value (proceeds $18,310,012) (Note 2)	21,476,031
Payable for capital shares redeemed	11,659
Dividends payable on securities sold short (Note 2)	62,046
Payable to Adviser (Note 4)	87,220
Payable to administrator (Note 4)	11,502
Other accrued expenses	9,013
Total liabilities	21,657,471

NET ASSETS	$75,174,558

NET ASSETS CONSIST OF:
Paid-in capital	$60,210,582
Accumulated earnings	14,963,976
NET ASSETS	$75,174,558

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	5,650,649

Net asset value, offering price and redemption price per share (Note 2)	$13.30

See accompanying notes to financial statements.

11

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF OPERATIONS For the Six Months Ended August 31, 2020 (Unaudited)

INVESTMENT INCOME
Dividend income	$369,458
Foreign withholding taxes on dividends	(828)
Interest income	5,628
374,258

EXPENSES
Investment advisory fees (Note 4)	403,268
Dividend expense on securities sold short (Note 2)	226,936
Brokerage expense on securities sold short (Note 2)	38,107
Administration fees (Note 4)	32,304
Fund accounting fees (Note 4)	18,231
Registration and filing fees	14,378
Legal fees	12,316
Audit and tax services fees	9,750
Trustees’ fees (Note 4)	8,350
Transfer agent fees (Note 4)	7,500
Compliance fees (Note 4)	6,000
Custody and bank service fees	4,869
Printing of shareholder reports	1,619
Postage and supplies	1,466
Other expenses	13,973
Total expenses	799,067
Previous investment advisory fee reductions recouped by the Adviser (Note 4)	30,551
Net expenses	829,618

NET INVESTMENT LOSS	(455,360)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	2,089,764
Securities sold short	363,738
Foreign currency transactions	(838)
Net change in unrealized appreciation (depreciation) on:
Investments	13,071,249
Securities sold short	(3,456,129)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	12,067,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,612,424

See accompanying notes to financial statements.

12

WAYCROSS LONG/SHORT EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31,2020 (Unaudited)	Year Ended February 29, 2020
FROM OPERATIONS
Net investment loss	$(455,360)	$(441,694)
Net realized gains (losses) from:
Investments	2,089,764	866,851
Securities sold short	363,738	(2,550,336)
Foreign currency transactions	(838)	(461)
Net change in unrealized appreciation (depreciation) on:
Investments	13,071,249	2,456,022
Securities sold short	(3,456,129)	1,528,913
Net increase in net assets resulting from operations	11,612,424	1,859,295

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	—	(590,273)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	11,363,237	16,935,732
Net asset value of shares issued in reinvestment of distributions	—	171,294
Payments for shares redeemed	(3,338,101)	(2,009,363)
Net increase in net assets from capital share transactions	8,025,136	15,097,663

TOTAL INCREASE IN NET ASSETS	19,637,560	16,366,685

NET ASSETS
Beginning of period	55,536,998	39,170,313
End of period	$75,174,558	$55,536,998

CAPITAL SHARE ACTIVITY
Shares sold	1,043,007	1,466,703
Shares reinvested	—	14,541
Shares redeemed	(295,713)	(172,834)
Net increase in shares outstanding	747,294	1,308,410
Shares outstanding at beginning of period	4,903,355	3,594,945
Shares outstanding at end of period	5,650,649	4,903,355

See accompanying notes to financial statements.

13

WAYCROSS LONG/SHORT EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Six Months Ended August 31, 2020 (Unaudited)		Year Ended February 29, 2020		Year Ended February 28, 2019		Year Ended February 28, 2018	Year Ended February 28, 2017	Year Ended February 29, 2016*
Net asset value at beginning of period	$11.33		$10.90		$10.90		$9.88	$9.10	$10.00
Income (loss) from investment operations:
Net investment loss	(0.08)		(0.09)		(0.06)		(0.14)	(0.11)	(0.13)
Net realized and unrealized gains (losses) on investments and foreign currencies	2.05		0.64		0.06	(a)	1.27	0.89	(0.77)
Total from investment operations	1.97		0.55		0.00	(b)	1.13	0.78	(0.90)
Less distributions:
From net realized gains	—		(0.12)		—		(0.11)	—	—
Net asset value at end of period	$13.30		$11.33		$10.90		$10.90	$9.88	$9.10
Total return (c)	17.39	%(d)	5.04%		0.00%		11.44%	8.57%	(9.00	%)(d)
Net assets at end of period (000’s)	$75,175		$55,537		$39,170		$17,469	$12,591	$4,780

Ratios/supplementary data:
Ratio of total expenses to average net assets prior to waivers/recoupments	2.47	%(e)	2.66%		2.86%		3.21%	4.77%	7.25	%(e)
Ratio of net expenses to average net assets after waivers/recoupments (f)	2.57	%(e)(g)	2.94	%(g)	2.89	%(g)	2.90%	2.99%	3.30	%(e)
Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (f)	1.75	%(e)	1.99%		1.99%		1.99%	2.13%	2.15	%(e)
Ratio of net investment loss to average net assets (f)	(1.41	%)(e)	(0.90%)		(1.00%)		(1.47%)	(1.96%)	(2.34	%)(e)
Portfolio turnover rate	36	%(d)	37%		43%		35%	192%	134	%(d)

*	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.
(a)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and the administrator had not reduced fees and reimbursed expenses (Note 4).

(d)	Not annualized.
(e)	Annualized.
(f)	Ratio was determined after advisory fee recoupments, reductions and/or expense reimbursements (Note 4).
(g)

Ratio was determined including prior years’ advisory fee reductions recouped by the Advisor in the amount of 0.10%(e), 0.28%, and 0.12% for the periods ended August 31, 2020, February 29, 2020, and February 28, 2019, respectively, and advisory fee reductions in the amount of 0.09% for the year ended February 28, 2019 (Note 4).

See accompanying notes to financial statements.

14

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
August 31, 2020 (Unaudited)

1. Organization

Waycross Long/Short Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek long-term capital appreciation with a secondary emphasis on capital preservation.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

15

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$65,496,152	$—	$—	$65,496,152
Money Market Funds	9,939,903	—	—	9,939,903
Total	$75,436,055	$—	$—	$75,436,055
Other Financial Instruments:
Common Stocks – Sold Short	$(21,476,031)	$—	$—	$(21,476,031)

Refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended August 31, 2020.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

16

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income and expense is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income, if any, are declared and paid annually to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the periods ended August 31, 2020 and February 29, 2020 was as follows:

Period Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
August 31, 2020	$—	$—	$—
February 29, 2020	$409,421	$180,852	$590,273

17

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Short sales – The Fund sells securities short. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short position. These costs, if any, are reported as dividend expense and brokerage expense on securities sold short, respectively, on the Statement of Operations. Net income earned on short sale proceeds held on deposit with the broker and/or margin interest earned, if any, are included in interest income on the Statement of Operations. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940, as amended (the “1940 Act”), to maintain assets consisting of cash, cash equivalents, or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers or amounts due to prime brokers for securities sold short are reported on the Statement of Assets and Liabilities. These amounts are considered in conjunction with securities held in the Fund’s collateral account. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent the Fund invests the proceeds received from selling securities short, it is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Waycross Partners, LLC (the “Adviser”) to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statement of Operations. During the six months ended August 31, 2020, the Fund did not incur any interest or penalties.

18

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of August 31, 2020:

Tax cost of portfolio investments and securities sold short	$39,068,536
Gross unrealized appreciation	$20,259,833
Gross unrealized depreciation	(5,368,345)
Net unrealized appreciation	14,891,488
Capital loss carryforwards	(1,796,107)
Other gains	1,868,595
Accumulated earnings	$14,963,976

The federal income tax cost of portfolio investments and securities sold short may temporarily differ from the financial statement cost of portfolio investments (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

As of February 29, 2020, the Fund had short-term capital loss carryforwards of $1,796,107 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in the current and future years to offset realized capital gains, if any, prior to distribution of such gains to shareholders.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

3. Investment Transactions

During the six months ended August 31, 2020, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, were $23,852,999 and $19,514,119, respectively.

19

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser has contractually agreed, until July 1, 2021, to reduce investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 1.75% of the Fund’s average daily net assets. During the six months ended August 31, 2020, the Adviser did not reduce its advisory fees.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. During the six months ended August 31, 2020, the Adviser recouped $30,551 of prior years’ investment advisory fee reductions and expense reimbursements. As of August 31, 2020, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements totaling $42,299 no later than the dates listed below:

February 28, 2021	$16,659
February 28, 2022	25,640
Total	$42,299

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

20

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDER OF FUND SHARES

As of August 31, 2020, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
National Financial Services, LLC (for benefit of its customers)	96%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund

21

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected.

As of August 31, 2020, the Fund had the following percentages of the value of its net assets invested or sold short in stocks within the Technology sector:

Sector	Long Positions	Short Positions	Net Exposure
Technology	25.5%	(10.7%)	14.8%

As shown above, although the Fund has greater than 25% of its net assets invested in long positions in the sector noted, the sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except as reflected in the following paragraph:

At a meeting held on July 21-22, 2020 and by follow up written consent dated September 16, 2020, the Board approved the reorganization of the Fund into Waycross Long/Short Equity Fund, a series of Waycross Independent Trust (the “Acquiring Fund”). The Acquiring Fund has the same investment objective and similar policies and strategies as the Fund and will be managed by the Adviser. The reorganization of the Fund is subject to shareholder approval. Shareholders of the Fund as of record date (to be determined) will be eligible to vote at the Special Meeting of Shareholders. All shareholders of record as of the record date will receive a combined proxy statement/prospectus describing the terms and conditions of the proposed reorganization along with proxy voting information.

22

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (March 1, 2020) and held until the end of the period (August 31, 2020).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

23

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value March 1, 2020	Ending Account Value August 31, 2020	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$1,173.90	2.57%	$14.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,012.22	2.57%	$13.00

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-267-4304. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

24

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES THE WAYCROSS LONG/SHORT EQUITY FUND (the “Fund”) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-267-4304

25

Who we are
Who is providing this notice?	Waycross Long/Short Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Waycross Partners, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

26

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Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations for nominations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	November 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	November 2 2020

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	November 2, 2020

*	Print the name and title of each signing officer under his or her signature.